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                                                                   EXHIBIT 10.36

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Fourth Amendment to Loan and Security Agreement (the "AMENDMENT") is made on February 22, 2002 by GMAC Business Credit, LLC ("LENDER") and ROCKY SHOES & BOOTS, INC. and LIFESTYLE FOOTWEAR, INC. ("BORROWERS").

                                    RECITALS
                                    --------

         A. Borrowers and Lender entered into a Loan and Security Agreement dated September 18, 2000 (as amended from time to time, including by this Amendment, the "Loan Agreement"). Capitalized terms used in this Amendment shall have the meanings set forth in the Loan Agreement unless otherwise defined in this Amendment.

         B. Borrowers and Lender wish to amend the Loan Agreement as set forth below.

         THEREFORE, in consideration of the mutual promises and agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                              TERMS AND CONDITIONS
                              --------------------

         1. Lender hereby waives Borrowers' defaults under Section 8.11(a) and 8.11(b) of the Loan Agreement as of December 31, 2001. The foregoing waiver shall not be construed to waive any other defaults.

         2. The second paragraph of Section 3.1 is amended in its entirety to re follows:

         Borrowers, through Parent, may request from time to time Revolving Loan advances by submitting a signed request given no later than 11:00 a.m. (Southfield, Michigan time) on the Business Day of the proposed Revolving Loan advance. Subject to the terms and conditions of this Agreement, Lender will make the proceeds of each such requested Revolving Loan advance available to Borrowers by depositing such proceeds in the account designated by Borrowers on the same Business Day.

         3. Section 8.3(c) is amended in its entirety to read as follows.



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         (c) Sales journal and summary of collections with each Borrowing Base
Certificate, at least weekly.

         4. Section 8.11 of the Loan Agreement is amended in its entirety to read as follows:

               (a) achieve EBITDA of at least the following amounts as of the end of the indicated fiscal years:

                                2002                $10.3 million

               (b) achieve Not Worth of at least the following amounts as of the end of each indicated fiscal year:

                                2002                $51.6 million

               (c) achieve a Fixed Charge Coverage Ratio of at least 1.81 as of fiscal year 2002 year end.

         5. Upon execution of this Amendment, Borrowers shall pay Lender an amendment fee of $25,000.00 which will be fully earned on the date of this Amendment and may be charged to Borrowers' Revolving Loans.

         6. Except as amended by this Amendment, ail the terms and conditions in the Loan Agreement remain in full force and effect.

         7. This Amendment constitutes the entire agreement of the parties, in connection with the subject matter of this Amendment and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

         8. Borrowers and the signatory noted below represent that all necessary corporate action to authorize Borrowers to enter into this Amendment has been taken, including, without limitation, board of directors approval and resolutions necessary to authorize Borrowers' execution of this Amendment.

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         9. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and all of such counterparts together shall constitute but one and the same agreement.

         10. This Amendment shall be governed by, and construed and enforced in accordance with the laws of the State of Michigan.

GMAC BUSINESS CREDIT, LLC                   ROCKY SHOES & BOOTS, INC.



By:      /s/ Kathryn Williams            By:      /s/ Mike Brooks
   ------------------------------           -----------------------------------
      Kathryn Williams                         Mike Brooks
      Vice President                           President/CEO


LIFESTYLE FOOTWEAR, INC.



By:      /s/ Mike Brooks
   ------------------------------
      Mike Brooks
      President CEO


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